UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2021

Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 445-5700	N/A
(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	HPP	New York Stock Exchange

4.750% Series C Cumulative Redeemable Preferred Stock	HPP Pr C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Hudson Pacific Properties, Inc.  ☐
Hudson Pacific Properties, L.P.  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Hudson Pacific Properties, Inc.  ☐
Hudson Pacific Properties, L.P.  ☐

Item 3.02	Unregistered Sales of Equity Securities.
The information contained under the heading Item 8.01 Other Events below is incorporated herein by reference.

Item 8.01	Other Events

On
November
29, 2021, BofA Securities, Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and RBC Capital Markets, LLC, as representatives of the several underwriters, partially exercised their over-allotment option to purchase an additional 1,000,000 shares (the “Option Shares”) of Hudson Pacific Properties, Inc.’s 4.750% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series C Preferred Stock”). On December 2, 2021, we completed the sale of the Option Shares to such underwriters for net proceeds of approximately $24.2 million after deducting the underwriting discount. The offering was made pursuant to an effective registration statement on Form S-3 (File No. 333-255579), a base prospectus, dated April 28, 2021, included as part of the registration statement, and a prospectus supplement, dated November 4, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).
In connection with the completion of the sale of Option Shares on December 2, 2021, Hudson Pacific Properties, L.P. issued to Hudson Pacific Properties, Inc. 1,000,000 of Hudson Pacific Properties, L.P.’s 4.750% Series C Cumulative Redeemable Preferred Units (“Series C Preferred Units”) in exchange for Hudson Pacific Properties, Inc.’s contribution to Hudson Pacific Properties, L.P. of the net proceeds from the sale of the Option Shares. The Series C Preferred Units have substantially similar rights, preferences and other privileges as the Series C Preferred Stock. Hudson Pacific Properties, L.P. issued the Series C Preferred Units to Hudson Pacific Properties, Inc. in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hudson Pacific Properties, Inc.

Date: December 2, 2021	By:	/s/ Mark T. Lammas
Mark T. Lammas
President

Hudson Pacific Properties, L.P.
By: Hudson Pacific Properties, Inc.
Its General Partner

	By:	/s/ Mark T. Lammas
Mark T. Lammas
President